Exhibit 99.1

May 25, 2010

NEWS RELEASE

EL GALLO METALLURGICAL RESULTS
DEMONSTRATE EXCELLENT SILVER RECOVERY

TORONTO, ONTARIO (May 25, 2010) US GOLD CORPORATION (NYSE Amex: UXG) (TSX: UXG) is pleased to announce the results of metallurgical testing at El Gallo that demonstrates excellent silver recovery. Two types of tests were performed 1) bottle rolls tests to establish silver recoveries under a milling scenario, which is the primary process method being considered and 2) column leach tests, a secondary process that is being studied to treat low grade mineralization. The average recovery from the bottle rolls and column tests were 87% and 54%, respectively. These results will be incorporated into El Gallo’s initial resource estimate and Preliminary Economic Assessment.

Tests were supervised by Juvencio Mireles Ortiz, Metallurgy Manager, SGS de México S.A. de C.V. located in Durango, Mexico, along with consultation services provided by Richard Addison, P.E., Principal Process Engineer, Pincock Allen & Holt of Denver, Colorado.

1) BOTTLE ROLL TESTING – MILL PROCESSING
(Table 1)

The objective of the bottle roll tests was to determine potential silver recoveries under a milling scenario and assist with the projects economics. A total of 28 new samples spaced across El Gallo’s Main Zone were collected from HQ-size drill core (2.5 inch or 6.4 cm diameter). To date, 38 bottle roll tests have been completed (Table 3). US Gold is very pleased with these results. Average recovery, grade, sodium cyanide and lime consumption are listed below.

Table 1. Average Recovery 38 Bottle Tests
Calculated	Calculated	Silver	Sodium Cyanide	Lime
Head Grade	Head Grade	Recovery	Consumption	Consumption
(Silver opt)	(Silver gpt)	(%)	(kg/t)	(kg/t)
25.0	855.9	87.2	2.3	5.7

2) COLUMN LEACH TESTING – HEAP LEACH PROCESSING
(Table 2)

Metallurgical work also consisted of three column leach tests using samples from HQ-size drill core (2.5 inch or 6.4 cm diameter) with a -¼ inch crush size. US Gold performed these tests to help evaluate the feasibility of mining lower grade mineralization using a heap leach recovery process. Although additional work is required, initial results are encouraging.

The average silver recovery during the 180 day test cycle was 54% with 45% being recovered within the first 30 days (Fig 2). Based on the rate of the recovery when the tests were concluded, US Gold, in consultations with Pincock Allen & Holt, believe the average recovery could reach 60% if the tests were continued for 2 years (Fig 2). The averages from the three columns are listed below.

US Gold – May 25, 2010 News Release

Table 2. Average Recovery 3 Column Tests at 180 days
Calculated	Calculated	Silver	Sodium Cyanide	Lime
Head Grade	Head Grade	Recovery	Consumption	Consumption
(Silver opt)	(Silver gpt)	(%)	(kg/t)	(kg/t)
2.1	71.3	53.5	0.6	9.1

ABOUT US GOLD (www.usgold.com)

US Gold Corporation is a Colorado incorporated company that explores for gold and silver. It has a strong treasury, no debt and two significant land holdings, one in Nevada next to Barrick Gold's multi-million ounce Cortez project, and the other in Mexico where it has made an exciting high-grade silver discovery and is currently conducting a 330,000 ft (100,000 m) exploration drill program that is expected to provide news throughout the year. US Gold’s goal is to qualify for inclusion in the S&P 500 within the next 5 years. US Gold's shares trade on the NYSE Amex and the Toronto Stock Exchange under the symbol UXG. US Gold has good market liquidity, trading 1.0 million shares daily, and is included in S&P/TSX and Russell indices.

QUALIFIED PERSON

This news release has been viewed and approved by John Read, Consulting Geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of the metallurgical testing undertaken by the Company at its El Gallo Project.

Samples for bottle roll metallurgical testing were chosen as nominal 3 kg composites of individual adjacent drill samples based on parameters of grade and oxidation characteristics. Samples were taken from either HQ core or bulk rejects from the corresponding core sample intervals. In the case of core composites, entire intervals of core were taken, leaving nominal representative pieces in the core box. For seven of the bottle roll tests, bulk rejects were utilized by compositing the entire reject. Samples for column testing were composed of 120 kg composites of individual HQ drill core samples from low to medium grade intercepts Composites were sent to SGS de Mexico S.A. de C.V. in Durango, Mexico for testing under the direction of Juvencio Mireles Ortiz, Manager of Metallurgy.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:
Ian J. Ball VP, Mexico Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

US Gold – May 25, 2010 News Release

Table 3 El Gallo Bottle Roll Test Results	May 25, 2010

Phase I	Particle Size	Sodium	Test	Calculated	Calculated	Silver	Sodium	Lime
Samples		Cyanide	Duration	Head Grade	Head Grade	Recovery	Cyanide	Consumption
		Concentration					Consumption
		(ppm)	Hours	(Silver opt)	(Silver gpt)	(%)	(kg/t)	(kg/t)
GAX001	80% passing/-200 mesh	1500	96	10.6	363	96.6	2.2	13.3
GAX004	80% passing/-200 mesh	750	144	3.4	118	95.8	1.3	8.0
GAX007	80% passing/-200 mesh	750	144	3.4	118	97.0	1.3	5.6
GAX008	80% passing/-200 mesh	1500	96	39.4	1350	96.2	3.3	4.0
GAX010	80% passing/-200 mesh	1000	96	6.0	207	85.7	1.7	11.5
GAX017	70% passing/-200 mesh	1500	96	11.3	389	88.2	1.6	4.9
GAX021	70% passing/-200 mesh	750	96	18.9	649	88.2	1.4	3.6
GAX027	80% passing/-200 mesh	750	96	2.6	89	94.5	1.3	7.2
GAX032-A	80% passing/-200 mesh	1500	96	7.8	266	83.9	1.8	11.2
GAX032-B	80% passing/-200 mesh	1500	96	10.1	346	77.8	1.9	11.6
Phase II	Particle Size	Sodium	Test	Calculated	Calculated	Silver	Sodium	Lime
Samples		Cyanide	Duration	Grade Head	Head Grade	Recovery	Cyanide	Consumption
		Concentration					Consumption
		(ppm)	Hours	(Silver opt)	(Silver gpt)	(%)	(kg/t)	(kg/t)
GAX044	80% passing/-200 mesh	1000	144	2.6	90	86.4	0.90	3.30
GAX045-A	80% passing/-200 mesh	1000	144	14.7	505	90.1	1.50	3.87
GAX045-B	80% passing/-200 mesh	1000	144	53.7	1842	92.1	3.30	2.97
GAX045-C	80% passing/-200 mesh	1000	144	12.4	425	88.5	1.70	3.87
GAX046-A	80% passing/-200 mesh	1000	144	3.0	103	79.3	0.7	11.50
GAX046-B	80% passing/-200 mesh	1000	144	1.5	51	86.3	0.97	4.37
GAX046-C*	80% passing/-200 mesh	5000	144	320.6	10991	95.9	16.60	2.20
GAX048	80% passing/-200 mesh	1000	144	1.5	53	80.6	0.70	17.40
GAX049-A	80% passing/-200 mesh	1000	144	1.7	58	91.1	1.42	3.31
GAX049-B	80% passing/-200 mesh	1000	144	2.4	82	75.0	1.43	3.17
GAX049-C	80% passing/-200 mesh	1000	144	8.5	291	91.6	1.53	3.73
GAX051-A	80% passing/-200 mesh	1000	144	16.7	572	74.8	1.87	3.34
GAX051-B	80% passing/-200 mesh	1000	144	9.8	335	60.9	1.62	4.94
GAX051-C	80% passing/-200 mesh	1000	144	1.8	62	90.0	1.25	2.95
GAX051-D	80% passing/-200 mesh	1000	144	1.9	64	90.3	1.32	3.39
GAX052	80% passing/-200 mesh	1000	144	13.1	448	78.4	2.27	4.17
GAX053	80% passing/-200 mesh	1000	144	0.8	26	92.1	1.17	4.56
GAX054	80% passing/-200 mesh	1000	144	1.5	50	86.5	1.37	3.95
GAX055-A	80% passing/-200 mesh	1000	144	1.9	65	89.8	1.00	8.07
GAX055-B	80% passing/-200 mesh	1000	144	84.4	2893	85.8	5.72	1.84
GAX055-C	80% passing/-200 mesh	1000	144	71.8	2462	73.1	4.97	1.82
GAX055-D	80% passing/-200 mesh	1000	144	34.3	1175	80.1	2.25	2.52
GAX055-E	80% passing/-200 mesh	1000	144	3.5	120	95.5	1.08	3.39
GAX-56-A	80% passing/-200 mesh	1000	144	5.3	180	93.6	0.95	6.06
GAX056-B	80% passing/-200 mesh	1000	144	3.3	113	91.2	0.82	9.44
GAX056-C	80% passing/-200 mesh	1000	144	7.1	245	84.7	1.17	8.95
GAX056-D	80% passing/-200 mesh	1000	144	44.1	1511	93.1	3.45	2.52
GAX056-E	80% passing/-200 mesh	1000	144	111.4	3818	93.2	8.17	2.52
Average				25.0	855.9	87.2	2.3	5.7
* Aggressive leaching conditions because of extreme high grade.

US Gold - May 25, 2010 News Release

Figure 1

El Gallo Locations for Metallurgical Samples - Plan (Aerial) View

May 25, 2010

211600 m
211800 m
212000 m
212200 m
212400 m
212600 m
2843600 m
2843400 m
2843200 m
2843000 m
Legend
Mineralized Footprint
Metallurgical Sample Location
North Zone
Main Zone
Southwest Zone
GAX-048
GAX-027
GAX-052
GAX-010
GAX-046A/B/C
GAX-044
GAX-021
GAX-054
GAX-056
A/B/C/D/E
GAX-004
GAX-008
GAX-001
GAX-051A/B/C/D
GAX-023
GAX-007
GAX-025
GAX-017
GAX-053
GAX-055A/B/C/D/E
GAX-032A/B
GAX-045A/B/C
GAX-049A/B/C
N
0
100
200
Meters
0
300
600
Feet

US★GOLD

Figure 2

El Gallo: Column Leach Test - Silver Recovery Curve (%)

May 25, 2010

Silver Extraction (%)
60
50
40
30
20
10
0
0
50
100
150
200
Test Duration (Days)